UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 18, 2007

Cyberonics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19806	76-0236465
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Cyberonics Blvd., Houston, Texas		77058
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	2812287200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2007, the Compensation Committee of the Board of Directors ("Board") of Cyberonics, Inc. ("Company") approved increases in annual base salary for some of the executive officers of the Company effective as of the outset of fiscal year 2008. Among the Company’s named executive officers, one officer received a salary increase: the annual base salary of David S. Wise, Vice President, General Counsel and Secretary increased from $229,500 to $240,000.

Also on June 18, 2007, the Compensation Committee considered long-term incentive compensation for the Company’s executive officers and approved grants of restricted stock from the Company’s Amended and Restated 1997 Stock Plan, one-fourth of such shares to vest on each of the first four anniversaries of June 18, 2007, to the following named executive officers: David S. Wise received a grant of 15,000 restricted shares, and George E. Parker III, Interim Chief Operating Officer and Interim Chief Accounting Officer, received a grant of 13,000 restricted shares.

Also on June 18, 2007, the Board considered compensation for its non-executive members for fiscal year 2008 and approved the following schedule of compensation:
• Annual retainer for non-executive Chairman of the Board: $75,000
• Annual retainer for other Board members: $25,000
• Annual grant of restricted shares to each Board member: shares valued at $75,000 on date of grant
• Annual retainer for Audit Committee Chair: $11,000
• Annual retainer for other Audit Committee members: $6,000
• Annual retainer for other Board committee chairs: $5,000
• Annual retainer for other Board committee members: $4,000
• Board meeting fee (in-person attendance): $1,500
• Board meeting fee (telephonic attendance): $500
• Committee meeting fee (in-person attendance): $1,000
• Committee meeting fee (telephonic attendance): $500
• Approximate annual value of Blackberry wireless device (optional): $2,000

Also on June 18, 2007, the Board approved grants of 4,300 shares of restricted stock (representing $75,000 divided by $17.44, the closing price of the Company’s stock on Friday, June 15, 2007) from the Company’s Amended and Restated 1997 Stock Plan, one-fourth of such shares to vest on each of the first four anniversaries of June 18, 2007, to each of the eight non-executive members of the Board for fiscal year 2008, including Guy, C. Jackson, Hugh M. Morrison, Alfred J. Novak, Alan J. Olsen, Jeffrey E. Schwarz, Michael J. Strauss, Arthur L. Rosenthal and Reese S. Terry, Jr.

Also on June 18, 2007, the Board approved grants of 4,300 shares of restricted stock (representing $75,000 divided by $17.44, the closing price of the Company’s stock on Friday, June 15, 2007) from the Company’s Amended and Restated 1997 Stock Plan, one-fourth of such shares to vest on July 18, 2007 and one-fourth such shares to vest on each of the first three anniversaries of June 18, 2007, to each of four non-executive members of the Board for fiscal year 2007, including Guy C. Jackson, Alan J. Olsen, Michael J. Strauss and Reese S. Terry, Jr.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberonics, Inc.

June 22, 2007	By:	/s/ David S. Wise

Name: David S. Wise
Title: Secretary